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                                                                   EXHIBIT 10.38

                                                                  EXECUTION COPY

                         ASIA NETCOM SINGAPORE PTE. LTD.

                                   AS ASSIGNOR

                                       and

           THE INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                               AS SECURITY TRUSTEE

--------------------------------------------------------------------------------

                        ASSIGNMENT OF BUILDING AGREEMENT

                  DATED                                    2004

--------------------------------------------------------------------------------

                                       WTL

                            WONG TAN & MOLLY LIM LLC
                    Advocates & Solicitors * Notaries Public
                             Commissioners for Oaths
                             80 Robinson Road #17-02
                                Singapore 068898
                                 Tel: 6222 8008
                                 Fax: 6222 8001
                              (RP/2004192267IR/ja)
                            (SW/CSJ/NHP/2004192267IR)

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
TABLE OF CONTENTS

CONTENTS                                                                         PAGE
1. INTERPRETATION .............................................................    1

2. COVENANT TO PAY ............................................................    3

3. ASSIGNMENT .................................................................    3

4. CONTINUING SECURITY ........................................................    5

5. REPRESENTATIONS AND WARRANTIES .............................................    6

6. UNDERTAKINGS ...............................................................    7

7. CONTINUING OBLIGATIONS .....................................................    9

8. INDEMNITY ..................................................................    9

9. ENFORCEMENT ................................................................   10

10. APPLICATION OF MONEYS .....................................................   10

11. DELEGATION ................................................................   11

12. FURTHER ASSURANCE .........................................................   11

13. POWER OF ATTORNEY .........................................................   11

14. AVOIDANCE OF PAYMENTS .....................................................   12

15. BENEFIT OF ASSIGNMENT .....................................................   12

16. REMEDIES AND WAIVERS ......................................................   12

17. CURRENCY INDEMNITY ........................................................   13

18. PARTIAL INVALIDITY ........................................................   13

19. THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP 53B ......................   13

20. COMMUNICATIONS ............................................................   13

21. GOVERNING LAW .............................................................   14

SCHEDULE ......................................................................   15

APPENDIX ......................................................................   16

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This Assignment is made on the  day of    2004 between:

(1) ASIA NETCOM SINGAPORE PTE. LTD. ("the ASSIGNOR"), a company incorporated in Singapore with its registered office 2 Shenton Way #11-01 SGX Centre 1 Singapore 068804; and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as facility agent and security trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:

(A) By a facility agreement signed on 2nd December, 2003 (but held undated in escrow) as released from escrow and amended and restated by the Supplemental and Amendment Deed (the "FACILITY AGREEMENT"), entered into by (1) Asia Netcom Corporation Limited, as borrower (the "BORROWER"); (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) Industrial and Commercial Bank of China (Asia) Limited as arranger; and (4) the Security Trustee as facility agent, the Finance Parties have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and as security agent and trustee for the Finance Parties pursuant to this Deed and other Finance Documents.

(C) It is a condition precedent to the availability of the Facility under the Facility Agreement that the Assignor shall have executed and delivered this Deed of Assignment in respect of the Building Agreement.

It is agreed as follows:

1.    INTERPRETATION

1.1 Definitions: In this Assignment, except to the extent that the context requires otherwise:

      "ACT" means the Conveyancing and Law of Property Act, Chapter 61;

      "ASSIGNED PROPERTY" means all the assets and property of the Assignor assigned under or pursuant to Clause 3.1;

      "BUILDING AGREEMENT" means the building agreement dated 9 May 2002 entered into between the Lessor and Assignor pursuant to the Letter of Offer (and any reference in this Assignment to the Building Agreement includes the Building Agreement as from time to time amended, modified and supplemented and any document which amends, modifies or supplements the Building Agreement);

      "BUSINESS DAY" means any day (other than a Saturday or Sunday) on which commercial banks are generally open for business in Singapore and Hong Kong;

      "COMPANIES ACT" means the Companies Act, Chapter 50 of Singapore;

      "DEFAULT RATE" has the meaning assigned thereto in the Facility Agreement;

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      "ESCROW MORTGAGE" means a mortgage executed or to be executed in escrow by the Assignor, as mortgagor in favour of the Security Trustee, as mortgagee, substantially in the form of the Appendix (or in such other form as may be approved by the Security Trustee), as amended, modified and supplemented from time to time;

      "EVENT OF DEFAULT" has the meaning assigned thereto in the Facility Agreement;

      "FACILITY AGENT" has the meaning assigned thereto in the Facility
      Agreement;

      "INTEREST PAYMENT DATE" has the meaning assigned thereto in the Facility Agreement;

      "INTEREST RATE" has the meaning assigned in clause 8.1 of the Facility Agreement;

      "LEASE" means a lease of the Property granted or to be granted by the Lessor to the Assignor on the terms and subject to the conditions set out in the Building Agreement (and any reference in this Assignment to the Lease includes the Lease as from time to time amended, modified or supplemented and any document which amends, modifies or supplements the Lease);

      "LENDERS" has the meaning assigned thereto in the Facility Agreement;

      "LESSOR" means Jurong Town Corporation and its successors in title and assigns;

      "LETTER OF OFFER" means the Letter of Offer dated 5 March 2001 from the Lessor to the Assignor (under its former name of Asia Global Crossing (Singapore) Pte Ltd) and accepted by the Assignor and the agreement between the Lessor and the Assignor pursuant to the Assignor's acceptance of the Letter of Offer and containing the Lessor's agreement to enter into the Building Agreement and to grant to the Assignor the Lease (and any reference in this Agreement to the Letter of Offer includes the Letter of Offer as from time amended, modified and supplemented and any document which amends, modifies or supplements the Letter of Offer);

      "PARTIES" means the parties to this Assignment;

      "PERMITTED SECURITY INTEREST" means any Security Interest permitted by clause 16.16(a) of the Facility Agreement;

      "PERSON" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, any governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity;

      "PROPERTY" means the property described in the Schedule;

      "SECURED OBLIGATIONS" means any and all moneys, liabilities and obligations of the Borrower (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become due, owing or incurred by the Borrower or any other Security Party which is a member of the CNC HK Group to the Finance Parties or any of them under or pursuant to the Finance Documents and/or all other obligations hereby secured;

      "SECURITY INTEREST" has the meaning assigned thereto in the Facility Agreement;

      "SECURITY TRUSTEE" includes its successors and assigns.

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1.2   THIS ASSIGNMENT: Except to the extent that the context otherwise requires any reference to "this Assignment" includes this Assignment as amended, modified or supplemented from time to time and shall include any document which is supplemental to or is expressed to be collateral herewith, or is entered into pursuant to or in accordance with the terms.

1.3   CONSTRUCTION

      In this Deed, unless the context otherwise requires:-

      (a) Clauses 1.1, 1.2 and 1.3 of the Facility Agreement shall be deemed incorporated in this Deed mutatis mutandis as if set out separately in this Deed; and

      (b) references to the "BORROWER", the "ASSIGNOR", any "SECURITY PARTY", the "SECURITY TRUSTEE" or any "FINANCE PARTY", and any other person include, where the context permits, include their respective successors and transferees and permitted assigns in accordance with their respective interests.

2.    COVENANT TO PAY

2.1   The Assignor hereby covenants that it will pay and discharge:

      2.1.1 all amounts, interests, expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys as are stated in this Assignment to be payable by the Assignor to be recoverable from the Assignor by the Security Trustee at the times and in the manner specified in this Agreement; and

      2.1.2 interest on any such amounts, interests, expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys referred to in Clause 2.1.1 from the date on which the relevant amount, interest, expense, claim, liability, loss, cost, duty, fee, charge or other money is paid or discharged by the Security Trustee until the date of reimbursement thereof to the Security Trustee (both before and after any relevant judgment) at the Interest Rate or, if an Event of Default has occurred, at the Default Rate, such interest to be calculated on the basis of a 360 day year and the actual number of days elapsed. Accrued interest on all amounts outstanding hereunder shall be payable in arrears on the Interest Payment Date for the calendar month immediately preceding such Interest Payment Date; provided however, that if an Event Default has occurred, any such interest shall be payable on demand of the Security Trustee and to be payable on demand.

3.    ASSIGNMENT

3.1 ASSIGNMENT: In consideration of the Security Trustee agreeing, at the request of the Assignor and the Borrower, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000.00 for the purposes more particularly specified therein and as a continuing security for the Secured Obligations, the Assignor as beneficial owner hereby assigns and agrees to assign absolutely to the Security Trustee, free for all Security
      Interests:

      3.1.1 all the present and future rights, title, interest, benefits, advantages, permits, licences and remedies which the Assignor has in, under or arising out of the Building Agreement and the Assignor's rights to the issue of the Lease whether pursuant to the Building Agreement or otherwise;

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            3.1.2 all the present and future estate, right, title and interest of the Assignor in and to the Property.

            PROVIDED ALWAYS that such assignment shall be subject to the provisions of the Building Agreement and the Lease and the claims of the Lessor thereunder.

      3.2 UNDERTAKINGS: The Assignor hereby undertakes to the Security Trustee that:

            3.2.1 PAYMENTS: the Assignor shall pay all sums of money and other charges or payments as and when the same are due under the Building Agreement and shall make all such payments and do all such acts as may be required to obtain the grant to it of the Lease or other document of title relating to the Property, and produce to the Security Trustee as and when required the issued receipts for all such payments and further the Assignor shall observe and perform all the covenants, undertakings, stipulations, terms and conditions therein contained and shall save harmless and indemnify the Security Trustee in full against all actions, proceedings, claims, demands, losses, fees, expenses, damages, costs, liabilities and penalties whatsoever in relation thereto;

            3.2.2 LEASE: as soon as the Lease or other documents of title relating to the Assigned Property shall have been issued and, if required, the transfer relating thereto executed, the Assignor shall forthwith cause the same to be delivered to the Security Trustee and shall make all such payments and do all such acts as shall enable the Escrow Mortgage referred to in Clauses 3.3 and 3.4 to be completed and perfected;

            3.2.3 AUTHORITY OF SECURITY TRUSTEE: if the Assignor shall neglect or refuse to comply in any way with the provisions of Clauses
                  3.2.1 and 3.2.2, it shall be lawful for the Security Trustee in the name of the Assignor or otherwise to demand and receive the Building Agreement, the Lease or other documents of title relating to the Property from the Lessor and to make such payments and do such acts as shall enable the Escrow Mortgage referred to in Clauses 3.3 and 3.4 to be completed and perfected; and

            3.2.4 NOTICES AND COMMUNICATIONS: the Assignor shall keep the
                  Security Trustee informed of any notice or communication relating to the Building Agreement, the Lease and the Property which may reasonably be deemed to affect the rights of the Security Trustee to the Assigned Property as and when the Assignor receives the same.

      3.3 ESCROW MORTGAGE: Contemporaneous with the execution of this Assignment the Assignor shall execute and deliver to the Security Trustee the Escrow Mortgage with the intent that, upon the delivery by the Lessor to the Assignor of the Lease or other documents of title relating to the Property, the Escrow Mortgage shall be registered and take effect as a first legal mortgage over the Property if, on the date of such delivery of the Lease or other documents of title relating to the Property, any sum remains payable by the Assignor, whether actually or contingently, under or in connection with any of the Facility Agreement, this Assignment or such other Finance Documents.

      3.4 PERFECTION OF ESCROW MORTGAGE: the Assignor undertakes to do all such acts as shall enable the Escrow Mortgage to be completed and perfected and further undertakes that in the event that following the issue of the Lease the Escrow Mortgage is not acceptable for registration under applicable law, the Assignor shall at its own cost and at the request of the Security Trustee, either (1) vary or amend the Escrow Mortgage so that the Escrow Mortgage, so varied or amended, may be acceptable for registration under applicable law, or
            (2) execute and deliver to the Security Trustee a fresh registrable legal mortgage over the Property in favour of the Security Trustee in substitution for the Escrow Mortgage in such form as may

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            be acceptable for registration under applicable law, and containing substantially the terms and conditions contained in the Escrow Mortgage.

      3.5 TERMS OF ESCROW MORTGAGE: it is hereby expressly agreed and declared that notwithstanding that the Escrow Mortgage is inoperative as a legal mortgage of the Property pending the issue of the Lease or other documents of title relating to the Property and registration of the Escrow Mortgage, all the covenants, undertakings, stipulations, terms and conditions as contained and referred to in the Escrow Mortgage shall be deemed to have full force and effect as if they were contained and referred to in this Assignment with the intent that the Escrow Mortgage and this Assignment shall be read as one document, and the Assignor hereby covenants to perform and observe all such covenants, undertakings, stipulations, terms and conditions contained and referred to in the Escrow Mortgage.

      4.    CONTINUING SECURITY

      4.1 CONTINUING OBLIGATIONS: The security created by this Assignment shall constitute and be a continuing security for the payment and discharge of the Secured Obligations notwithstanding any intermediate payment or satisfaction of any part of the Secured Obligations, and shall be in addition to and shall not in any way prejudiced or affected by any of the Finance Documents.

      4.2 UNCONDITIONALITY OF SECURITY: Neither the Secured Obligations nor the security created by this Assignment shall be discharged or affected by (i) any time, indulgence, concession, waiver or consent at any time given to the Assignor, the Borrower, any other Security Party or any other person, (ii) any amendment, modification or supplement to the Building Agreement, this Assignment, the Facility Agreement, any Finance Document, or any other agreement, document or security, guarantee, indemnity, right, remedy or lien, (iii) the making or absence of any demand on the Assignor, the Borrower, any Security Party or any other person for payment, (iv) the enforcement or absence of enforcement of any of the Facility Agreement, this Assignment, any Finance Document, or any other agreement, security, guarantee, indemnity, right, remedy or lien, (v) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Assignor, the Borrower or any Security Party or any other person,
            (vi) the insolvency, winding-up, amalgamation, reconstruction or reorganisation of the Assignor, the Borrower, any Security Party or any other person (or the commencement of any of the foregoing), or
            (vii) the illegality, invalidity or unenforceability of or any defect in any provision of any of the Building Agreement, the Facility Agreement, any Finance Document, this Assignment or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder.

      4.3 CONTINUING/OPENING OF ACCOUNTS: In the event of the commencement of the winding up of the Assignor or the Borrower or of this Assignment ceasing for any reason to be binding on the Assignor or the Borrower or if the Security Trustee shall at any time receive notice (either actual or otherwise) of any subsequent or other Security Interest or other like interest, matter, event or transaction affecting the Assigned Property or any part of it, the Security Trustee may on receiving such notice forthwith open a new or separate account or separate accounts for the Assignor and/or the Borrower in its books either alone or jointly with any other person or party. If the Security Trustee does not in fact open such new or separate account or accounts for the Assignor and/or the Borrower either alone or jointly with any other person or party, the Security Trustee shall nevertheless be deemed to have done so at the time when the Security Trustee received or was deemed to have received such notice (the "time of notice") and as from and after the time of notice, all payments in account made by or on behalf of the Assignor and/or the Borrower to the Security Trustee shall (notwithstanding any legal or equitable rule of presumption to the contrary) be placed or deemed to have been placed to the

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            credit of the new or separate account or accounts so opened or deemed to have been opened as aforesaid and shall not go in reduction of any part of the Secured Obligations at the time of notice. Nothing contained in this Clause 4.3 shall prejudice the security which the Security Trustee otherwise would have had under this Assignment for the payment of the moneys costs charges and expenses secured or intended to be secured by this Assignment notwithstanding that the same may become due or owing or be incurred after the time of notice.

      4.4 SUSPENSE ACCOUNT: All moneys received, recovered or realised by the Security Trustee under this Assignment (including, without limitation, the proceeds of any conversion of currency) may at the discretion of the Security Trustee be credited to any suspense or impersonal account and may be held in such account for so long as the Security Trustee may think fit (without liability to pay interest thereon) pending their application from time to time (as the Security Trustee shall be entitled to do its discretion) in or towards the discharge of any part of the Secured Obligations; provided, however, that if the Security Trustee does not apply any such amounts to the discharge of the Secured Obligations, the Security Trustee shall be deemed to have waived its right to receive interest at the Default Rate otherwise payable on the portion of the Secured Obligations that could otherwise be discharged by virtue of such application.

      4.5   NO RIGHT OF INDEMNITY: During the continuance of this Assignment:

            4.5.1 the Assignor shall not have any right to be indemnified by the
                  Borrower or to take the benefit of or to enforce any Security Interest in respect of all or any part of the Secured Obligations;

            4.5.2 any right or proof of the Assignor in the winding up of the
                  Borrower in respect of any indebtedness whatsoever shall be exercised and enforced by it only in such manner and on such terms as the Security Trustee may require; and

            4.5.3 any amount received or recovered by the Assignor as a result of any exercise by it of any such right shall be immediately paid to the Security Trustee.

      5.    REPRESENTATIONS AND WARRANTIES

      5.1 BY ASSIGNOR: The Assignor represents and warrants to and for the benefit of the Security Trustee as follows:

            5.1.1 INCORPORATION: it is a company duly incorporated and validly existing under the laws of Singapore;

            5.1.2 POWERS: it has all requisite power and authority, corporate or otherwise, to (i) engage in the business in which it currently engages and proposes to engage, (ii) to own the Assigned Property and (iii) execute, deliver and perform all of its obligations under this Assignment and to consummate the transactions contemplated hereby (including the creation of the security to be created by this Assignment);

            5.1.3 AUTHORISATION AND CONSENTS: no consent of any other Person, and no consent, licence, permit, approval or authorisation of, exemption by, or registration, filing or declaration with, any governmental authority is required to be obtained or made in connection with the execution, delivery, performance, validity or enforceability of this Assignment, other than those which have been obtained or made and remain in full force and effect, the stamping of this Assignment and any filing in relation thereto in the Accounting and Corporate Regulatory Authority and those that the

                                       6
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                  failure of which to obtain, will not have a material adverse effect on the ability of the Assignor to perform its obligations under this Assignment;

         5.1.4 OBLIGATIONS BINDING: this Assignment has been executed and delivered by a duly authorised officer of the Assignor, and constitutes the legal, valid and binding obligations of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws affecting the enforcement of creditors' rights only and by general equitable principles;

         5.1.5 NON VIOLATION OF LAWS, ETC: the entry into and performance of this Assignment and the transactions contemplated by this Assignment do not and will not conflict with or result in (i) a breach of any law, judgment or regulation or any official or judicial order, or (ii) a breach of the constitutional documents of the Assignor, or (iii) a material breach of any agreement or document to which the Assignor is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any part of the Collateral pursuant to the provisions of any such agreement or document;

         5.1.6 LITIGATION: no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of that Assignor, threatened against the Assignor or any of its respective assets which could, in the reasonable opinion of the Security Trustee, materially and adversely affect its business, assets or financial condition or its respective ability to perform its obligations under this Assignment;

         5.1.7 BUILDING AGREEMENT: the Building Agreement constitutes valid, binding and enforceable obligations of the Assignor, are in full force and effect and have not been varied or modified in any respect from the form in which they were entered into, or cancelled, and neither it nor, to the best of the Assignor's knowledge, the Lessor, is in default thereunder or has asserted or threatened to assert any right of termination or repudiation thereof or any right of re-entry; and

         5.1.8 OWNERSHIP: it is the sole and beneficial owner of the Assigned Property free from any Security Interest (other than those created by this Assignment and permitted under the terms of the Facility Agreement).

      6.    UNDERTAKINGS

      6.1   The Assignor hereby undertakes to the Security Trustee that:

         6.1.1 DISPOSITION: it will not, (and will not agree, conditionally or unconditionally, to) sell assign, transfer or otherwise dispose of, or create (or agree, conditionally or unconditionally, to create) or have outstanding any Security Interest on or over any part of the Assigned Property or any interest in the Assigned Property, except for the security created by this Assignment and Permitted Security Interest;

         6.1.2 IMPAIRMENT OF SECURITY: it will not take or omit to take any action the taking or omission of which will result in any alteration or impairment of this Assignment or of any of the rights created under this Assignment;

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         6.1.3    ESCROW MORTGAGE: it will promptly upon the grant of the Lease or other documents of title relating to the Property, deliver the documents of title to the Security Trustee and will complete and perfect the Escrow Mortgage;

         6.1.4 PERFORMANCE: it will take all commercially reasonable steps necessary or reasonably advisable to secure the due performance by the Lessor of its obligations under the Building Agreement;

         6.1.5 BUILDING AGREEMENT: (1) it will promptly and diligently perform and comply with the obligations on its part contained in the Building Agreement, remedy any breach of its obligations under the Building Agreement, notify the Security Trustee of any breach of or default of which it has knowledge under the Building Agreement and institute and prosecute all such proceedings as may be necessary or reasonably advisable to preserve or protect its interests and the interests of the Security Trustee in the Building Agreement, and (2) it will at its own cost and expense use commercially reasonable efforts to obtain the grant to it of the Lease pursuant to the Building Agreement and will promptly upon the grant of the Lease, notify the Security Trustee of such grant;

         6.1.6 VARIATION: it will not, except with the prior consent in writing of the Security Trustee, make or agree to any amendment, modification or variation of the Building Agreement, agree to any extension of time or period for any matter in the Building Agreement, release the Lessor from any of its obligations under the Building Agreement, exercise any rights or powers of termination under the Building Agreement or waive any breach of the Building Agreement;

         6.1.7 FRUSTRATION: it will not make or agree to any claim that the Building Agreement is frustrated or invalid;

         6.1.8 EXERCISE: it will at no time exercise any right or power conferred on it by the Building Agreement in any manner which is in the reasonable opinion of the Security Trustee adverse to the interests of the Security Trustee under this Assignment;

         6.1.9 ENFORCEMENT OF RIGHTS: it will do or permit to be done each and every act or thing which the Security Trustee may from time to time reasonably require to be done for the purpose of enforcing the rights of the Security Trustee under the Building Agreement and this Assignment and will allow its name to be used as and when required by the Security Trustee for that purpose;

         6.1.10 RENDERING BUILDING AGREEMENT VOID: it will not do, or omit to do, or permit to be done, anything which will render the Building Agreement to be or become, in any respect, invalid, void or voidable;

         6.1.11 ASSIGNMENT OF BUILDING AGREEMENT: as soon as the Building Agreement shall have been made between the Lessor and the Security Trustee and, if so required by the Security Trustee, deliver to the Security Trustee an assignment in substantially the same form as this Assignment as agreed by the Security Trustee and/or such further instruments or documents, and do such act or thing as the Security Trustee may require or which is required by law, for the purpose of perfecting the security created or intended to be created by this Assignment over the Property and for obtaining the full benefit of this Assignment and the rights and powers hereby granted.

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

      7.    CONTINUING OBLIGATIONS

      7.1 ASSIGNOR'S OBLIGATIONS: It is further agreed and declared by the Assignor that notwithstanding this Assignment:

            7.1.1 NO OBLIGATION: the Security Trustee shall not be obliged to enforce any rights and benefits hereby assigned to it or to which it may at any time be entitled under this Assignment;

            7.1.2 ASSIGNOR TO REMAIN LIABLE: the Assignor shall remain liable under the Building Agreement to perform all the conditions and obligations provided in the Building Agreement to be observed and performed by it and neither this Assignment nor the receipt by the Security Trustee of any payment pursuant hereto shall cause the Security Trustee to be under any obligation or liability under the Building Agreement or for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or other terms of the Building Agreement; and

            7.1.3 CONTRACTING PARTY: the Lessor shall continue to give or receive instructions to or from the Security Trustee and in all other respects deal with and look to the Security Trustee as its contracting party until the Security Trustee shall notify the Lessor of the occurrence and continuation of an Event of Default.

      7.2 RIGHTS OF SECURITY TRUSTEE: At any time after the occurrence and continuation of an Event of Default and subject to the terms of the Facility Agreement, the Security Trustee shall be entitled either in its own name or as agent for the Assignor;

            7.2.1 PERFORMANCE: to perform and enforce the Building Agreement;

            7.2.2 AMENDMENT: to agree to the amendment, variation, termination or repudiation of the Building Agreement and/or the Lease;

            7.2.3 DISPOSAL: to sell, assign, transfer or otherwise dispose of the Assigned Property or of any interest therein or of any property, assets or rights received thereunder or pursuant thereto;

            7.2.4 DEALING: in all other respects to exercise the Assignor's rights under the Building Agreement as if it were the contracting party thereto; and

            7.2.5 POWERS AS SECURITY TRUSTEE: otherwise to put into force and effect all rights, powers and remedies available to it at law or otherwise as assignee of the Building Agreement.

      8.    INDEMNITY

      8.1 The Assignor agrees (i) to pay, indemnify, and hold harmless the Security Trustee on demand from, any and all stamp, excise, withholding, documentary and other like duties and taxes and all recording and filing fees (collectively, "Taxes and Fees") and any and all liabilities with respect to, or resulting from any delay or omission on the part of the Assignor to pay Taxes and Fees which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Assignment, and (ii) to, on demand, pay, indemnify, and hold the Security Trustee and its Affiliates, officers, directors, employees, agents, attorneys, successors and assigns, harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions,

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            judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) with respect to (i) negotiation, preparation, execution, delivery, consummation, enforcement, performance and administration of this Assignment and any amendment, supplement or modification to, or extension of this Assignment (whether or not the same is actually implemented, completed or granted, as the case may be) and any other documents prepared in connection herewith and (ii) the enforcement or preservation of any of the Security Trustee's rights under the Assignment (all of the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Assignor shall have no obligation hereunder with respect to Indemnified Liabilities directly arising from the gross negligence or willful misconduct of the Security Trustee.

      8.2 If the Security Trustee expends any moneys reimbursable by Assignor by reason of Section 8.1 or any other provision of this Assignment, all moneys so expended by the Security Trustee shall on demand be repaid by the Assignor to the Security Trustee in the currency in which such moneys were expended together with interest thereon from the date such moneys were expended until the date of reimbursement thereof to the Security Trustee (whether before or after judgment) at the Interest Rate or, if an Event of Default has occurred, at the Default Rate, such interest to be calculated on the basis of a 360 day year and the actual number of days elapsed. Accrued interest on all amounts hereunder shall be payable in arrears on the Interest Payment Date for the calendar month immediately preceding such Interest Payment Date; provided, however, that if an Event of Default has occurred, any such interest shall be payable on demand to the Security Trustee.

      9.    ENFORCEMENT

      9.1 SECTION 21: Section 21 of the Act shall not apply to this Assignment;

      9.2 POWER OF SALE: the Security Trustee may exercise the power of sale conferred on mortgagees by the Act (as varied and extended by this Assignment) free from the restrictions imposed by Section 25 thereof. The security created by this Assignment shall become immediately enforceable and the power of sale and all other powers conferred by the Act and/or this Assignment shall arise and may be immediately exercised by the Security Trustee at any time after the occurrence and continuation of an Event of Default.

      9.3 STATUTORY POWERS: the powers conferred by this Assignment in relation to the Assigned Property or any part thereof on the Security Trustee shall be addition to and not in substitution for the powers conferred on mortgagees under the Act, which shall apply to the security created by this Assignment except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers contained in the Act and those conferred by this Assignment as aforesaid or where the powers or protections in this Assignment are more extensive or less restricted than those provided by the Act, then the terms of this Assignment shall prevail to the extent permitted by law.

      10.   APPLICATION OF MONEYS

      10.1 Any moneys received by the Security Trustee under or pursuant to this Assignment and/or the powers conferred by this Assignment shall be applied by it in the following manner and order:

            10.1.1 first, in or towards payment of any costs, charges and expenses reasonably incurred by the Security Trustee in exercising the powers specified in this Assignment or as otherwise referred to herein:

            10.1.2 secondly, in or towards payment of the Secured Obligations;
                   and

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

            10.1.3 thirdly, in payment of any surplus to the Assignor or any other person lawfully entitled thereto.

      11.   DELEGATION

            The Security Trustee, at any time and from time to time, may delegate by power of attorney or in any other manner to such person or persons as the Security Trustee may select in its reasonable commercial judgment, all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Trustee under this Assignment in relation to the Assigned Property or any part thereof. Any such delegation may be made upon such terms and be subject to such regulations between the Security Trustee and its delegate as the Security Trustee may think fit. The Security Trustee shall not be in any way liable or responsible to the Assignor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate, provided the Security Trustee has acted reasonably in its selection of such delegate.

      12.   FURTHER ASSURANCE

            The Assignor shall at its own expense execute and do all such assurances, acts and things as the Security Trustee may reasonably deem necessary or advisable for perfecting or protecting the security over the Assigned Property or any part thereof or for facilitating the realisation of the Assigned Property and the exercise of all powers, authorities and discretions vested in the Security Trustee or in any such delegate as aforesaid and shall in particular execute all transfers, conveyances, assignments and assurances relating to the Assigned Property (whether to the Security Trustee or to its nominees) and give all notices, orders and directions which the Security Trustee may in its reasonable opinion think expedient.

      13.   POWER OF ATTORNEY

      13.1 POWERS: the Assignor hereby by way of security irrevocably appoints the Security Trustee and every such delegate or sub-delegate as aforesaid to be its attorney and on its behalf and in its name or otherwise, and with full power of substitution, to execute and do all or any of the following acts, things or deeds:

            13.1.1 DELIVERY OF LEASE: from and after the occurrence and continuation of an Event of Default, to take delivery of the Lease or other documents of title relating to the Property from the Lessor and execute and accept the Lease or other documents of title relating to the Property on such terms and subject to such conditions as the Security Trustee may accept;

            13.1.2 DOCUMENTS OF TITLE: to execute the Lease with the Lessor and accept and take delivery of the Certificates of Title or other documents of title relating to the Property on such terms and subject to such conditions as the Security Trustee may accept; provided that, until the occurrence of an Event of Default, the Security Trustee will execute and do the aforesaid in the name of the Assignor;

            13.1.3 PERFECTION OF ESCROW MORTGAGE: to execute, deliver and otherwise complete and perfect the Escrow Mortgage as a legal mortgage of the Property in favour of the Security Trustee and to register the Escrow Mortgage with the relevant authority;

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

            13.1.4 OTHER ASSURANCES: to execute and do all such other
                   assurances, acts and things required of the Assignor pursuant to this Assignment;

            13.1.5 GENERAL: (i) to execute (whether by seal or otherwise) and do all such other assurances, acts and things which may be required for the full exercise of all or any of the powers conferred or which may be deemed proper on or in connection with any of the purposes aforesaid.

      13.2 RATIFICATION: the Assignor declares that such power of attorney has been given for valuable consideration and shall remain irrevocable for as long as any part of the Secured Obligations remain outstanding. The Security Trustee hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in Clause 13.1 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretion referred to in Clause 13.1. In relation to the power referred to herein, the exercise by the Security Trustee of such power shall be conclusive evidence of its right to exercise the same.

      14.   AVOIDANCE OF PAYMENTS

            No assurance, security, guarantee or payment which may be avoided under any law relating to the bankruptcy, insolvency or winding up, and no release, settlement or discharge given or made by the Security Trustee on the faith of any such assurance, security, guarantee or payment, shall prejudice or affect the right of the Security Trustee to enforce the security created by this Assignment in respect of the full extent of the moneys hereby secured. Any such release, settlement or discharge shall be deemed to be made subject to the condition that it will be void if any payment or security which the Security Trustee may previously have received or may thereafter receive from any person in respect of the Secured Obligations is set aside under any applicable law or proves to have been for any reason invalid.

      15.   BENEFIT OF ASSIGNMENT

            This Assignment shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns (as provided in this Clause 15). The Assignor may not assign or transfer all or any of its rights, benefits and/or obligations under this Assignment. The Security Trustee may assign or transfer all or any of its rights, benefits and/or obligations under this Assignment.

      16.   REMEDIES AND WAIVERS

      16.1 The Security Trustee may in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, any person or persons whether or not a party hereto (whether or not such person or persons are jointly liable with the Assignor) in respect of any part of the Secured Obligations or any other security therefor, or guarantee in respect thereof without prejudice either to the security constituted by or pursuant to this Assignment or to the liability of the Assignor for the Secured Obligations or the exercise by the Security Trustee of any rights, remedies and privileges conferred upon by this Assignment.

      16.2 The rights, powers and remedies provided in this Assignment are cumulative and are not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law.

      16.3 No failure on the part of the Security Trustee to exercise or delay on its part in exercising, any of the rights, powers and remedies provided by this Assignment or by law shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, powers or remedies preclude any further or other exercise of the Security Trustee's rights, powers or remedies concerned or the exercise of any other rights, powers or remedies.

      17.   CURRENCY INDEMNITY

            If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Assignor or the bankruptcy or liquidation of the Assignor or for any other reason any payment under or in connection with this Assignment is made or fails to be satisfied in a currency (the "PAYMENT CURRENCY") other than the currency in which such payment is due under or in connection with this Assignment (the "CONTRACTUAL CURRENCY"), then to the extent that the amount of such payment actually received by the Security Trustee when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Assignment, the Assignor, as a separate and independent obligation, shall indemnify and hold harmless the Security Trustee against the amount of such shortfall. For the purposes of this Clause 17, "RATE OF EXCHANGE" means the rate at which the Security Trustee is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

      18.   PARTIAL INVALIDITY

            The illegality, invalidity or unenforceability of any provision of this Assignment under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

      19.   THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CAP 53B

            The Contracts (Rights of Third Parties) Act, Cap 53B shall not under any circumstances apply to this Assignment and any person who is not a party to this Assignment (whether or not such person shall be named, referred to, or otherwise identified, or shall form part of a class of persons so named, referred to, or identified, in this Assignment) shall have no right whatsoever under the Contracts (Rights of Third Parties) Act 53B to enforce this Assignment or any of its terms.

      20.   COMMUNICATIONS

      20.1 All notices, consents, requests and demands to or upon the Parties to be effective shall be in writing in the English language and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five (5) Business Days after being deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of facsimile notice, when sent and receipt has been confirmed, addressed as set forth to the Party or Parties on the signature page hereof (or to such other address as may be hereafter notified by the Parties).

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

      20.2  Notices or communications shall be sent to the following addresses:

             To the Assignor:

             Name : Asia Netcom (Singapore) Pte Ltd
             Address : 2 Shenton Way
                       #11-01 SGX Centre 1
                       Singapore 068804

             Fax :(65) 6233 6325
             Attention : Oliver Ao

             To the Security Trustee:

             Name : Industrial and Commercial Bank of China (Asia) Limited Address : 10/F, ICBC Asia Building
                       122-126 Queen's Road Central
                       Hong Kong

             Fax : 2851 9361
             Attention : Ms Esther Cheng/Ms Amy Wong

      21.   GOVERNING LAW

      21.1 This Assignment is governed by, and construed in accordance with, the laws of Singapore.

      21.2 For the benefit of the Security Trustee, the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Assignment and that, accordingly, any legal action or proceedings arising out of or in connection with this Assignment ("Proceedings") may be brought in those courts and the Assignor irrevocably submits to the jurisdiction of those courts.

      21.3 Nothing in this Clause shall limit the right of the Security Trustee to take Proceedings against the Assignor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee from taking Proceedings in any other jurisdiction, whether concurrently or not.

      21.4 The Assignor irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum.

                                    SCHEDULE

                                    PROPERTY

All that piece of land known as Private Lot A20789 at Changi North Crescent Singapore, forming part Government Survey Lot 3754C of Mukim 31, estimated to contain an area of 5,312 square metres, more or less subject to survey, and more particularly shown on the plan attached to the Letter of Offer and the Building Agreement.

                                    APPENDIX

                                FORM OF MORTGAGE

In witness whereof this Assignment has been entered into on the date stated at the beginning of this Assignment.

THE ASSIGNOR

SIGNED, SEALED AND DELIVERED          )
as a Deed by its authorised attorney  )
                                      )
Tsui, Lai Ping Yvonne                 ) /s/ Tsui, Lai Ping Yvonne
for and on behalf of                  )
ASIA NETCOM SINGAPORE PTE. LTD.       )
in the presence of:-                  )
                                      )
/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR



THE SECURITY TRUSTEE

SIGNED BY                             )
                                      )
                                      )
Wang Yan, Wilson Wan                  ) /s/ Wang Yan      /s/ Wilson Wan
For and on behalf of                  )
INDUSTRIAL AND COMMERCIAL             )
BANK OF CHINA (ASIA) LIMITED          )

                                       17